SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                          (Amendment No.             )

Filed by the Registrant [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[x]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

                          NEW HORIZONS WORLDWIDE, INC.
                (Name of Registrant as Specified in Its Charter)

                          NEW HORIZONS WORLDWIDE, INC.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                  NEW HORIZONS
                                ---------------
                                WORLDWIDE, INC.

                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                             TO BE HELD MAY 5, 1998

         TO OUR STOCKHOLDERS:

         The Annual Meeting of Stockholders (the "Meeting") of New Horizons Worldwide, Inc. (the "Company") will be held at the Oyster Point Hotel, 146 Bodman Place, Red Bank, New Jersey, on Tuesday, May 5, 1998, at 10:00 a.m., EDT, to consider and act upon the following:

         1. The election of two Directors whose three-year term of office will expire in 2001;

         2. A proposal to approve and adopt the Company's 1997 Outside Directors Elective Stock Option Plan;

         3.       A proposal to approve and adopt the Company's Omnibus Equity
                  Plan; and

         4. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Holders of Common Stock of record at the close of business on March 27, 1998 are entitled to notice of and to vote at the Meeting.

         Whether or not you expect to be personally present at the Meeting, please be sure that the enclosed proxy is properly marked, signed and dated, and returned without delay in the enclosed prepaid envelope. Such action will not limit your right to vote in person or to attend the Meeting, but will ensure your representation if you cannot attend.

                                             By Order of the Board of Directors,

                                             /S/ STUART O. SMITH
                                             -----------------------------------
                                             Stuart O. Smith
                                             SECRETARY

April 1998

                          NEW HORIZONS WORLDWIDE, INC.
                          500 CAMPUS DRIVE, SUITE 200
                             MORGANVILLE, NJ 07751

                                PROXY STATEMENT
                             MAILED ON APRIL 9, 1998


                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 5, 1998

         Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of New Horizons Worldwide, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Tuesday, May 5, 1998, and any adjournments thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting which accompanies this Proxy Statement.

         Only stockholders of record as of March 27, 1998 will be entitled to vote at the Meeting or any adjournments thereof. As of that date, 7,177,331 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. The Company's Certificate of Incorporation (the "Certificate") does not provide for cumulative voting rights. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder has the right to revoke a proxy by written notice to the Secretary of the Company at any time before it is exercised, including by executing another proxy, bearing a later date, or by attending the Meeting and voting in person.

         A properly executed proxy returned in time to be cast at the meeting will be voted in accordance with the instructions contained thereon, if it is returned duly executed and is not revoked. If no choice is specified on the proxy, it will be voted "FOR" the election of all of the individuals nominated by the Board of Directors and "FOR" the other proposals set forth in the Notice of Annual Meeting.

         At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws, at the Annual Meeting the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, constitute a quorum. The shares represented at the Annual Meeting by proxies which are marked, with respect to the election of Directors, as "withheld" or, with respect to any other proposal, "abstain," will be counted as shares present for purposes of determining whether a quorum is present.

         Under the rules of the New York Stock Exchange, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining whether a quorum is present.

         Pursuant to the Company's By-Laws, at the Annual Meeting, a plurality of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

         Pursuant to the Company's By-Laws, all other questions and matters brought before the meeting will be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate. In voting on matters other than the election of Directors, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of such proposal.

         The cost of soliciting proxies in the form accompanying this Proxy Statement will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by Directors, officers and regular employees of the Company in person or by mail, telephone, telegraph, facsimile or electronic mail, following the original solicitation.

               SHARE OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

         The following table sets forth information with respect to Common Stock owned on March 27, 1998 by each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock at such date, the number of shares owned by each such person and the percentage of the outstanding shares represented thereby. The table also lists beneficial ownership of Common Stock by each of the Company's Directors, each nominee for election as a Director, each executive officer named in the summary compensation table set forth in this proxy statement, and all Directors and executive officers as a group.

                            NAME AND ADDRESS OF                     SHARES BENEFICIALLY     PERCENT OF
                             BENEFICIAL OWNER                              OWNED               CLASS
                             ----------------                              -----               -----
          Curtis Lee Smith, Jr. ...................................          1,183,475          15.6%
            500 Campus Drive
            Morganville, NJ 07751
          Stuart O. Smith  ........................................          1,595,600          21.0%
            500 Campus Drive
            Morganville, NJ 07751
          Thomas J. Bresnan(1) ....................................            334,625           4.4%
          David A. Goldfinger(2)...................................             61,565              *
          Richard L. Osborne(3) ...................................             12,250              *
          William H. Heller(4).....................................             17,000              *
          Scott R. Wilson(5).......................................             16,000              *
          Charles G. Kinch(6)......................................             11,375              *
          Robert S. McMillan(7)....................................              5,000              *
          John T. St. James........................................                  -              -
          Palisade Capital Management, L.L.C.(8)...................            449,000           5.9%
            One Bridge Plaza, Suite 695
            Fort Lee, New Jersey 07024
          Dimensional/Fund Advisor, Inc.(9)........................            376,750           5.0%
            1299 Ocean Avenue, 11th Floor
            Santa Monica, California 90401
          All Directors and Executive Officers
            as a Group (11 persons)................................          3,236,890          42.7%

----------
*Less than 1%.

(1) Mr. Bresnan's ownership figure includes 327,000 shares which may be acquired upon the exercise of immediately exercisable stock options.
(2) Mr. Goldfinger's ownership figure includes 10,000 shares which may be acquired upon the exercise of immediately exercisable stock options.
(3) Mr. Osborne's ownership figure includes 12,250 shares which may be acquired upon the exercise of immediately exercisable stock options.
(4) Mr. Heller's ownership figure includes 15,000 shares which may be acquired upon the exercise of immediately exercisable stock options.
(5) Mr. Wilson's ownership figure includes 15,000 shares which may be acquired upon the exercise of immediately exercisable stock options.
(6) Mr. Kinch's ownership figure includes 11,000 shares which may be acquired upon the exercise of immediately exercisable stock options.
(7) Mr. McMillan's ownership figure includes 5,000 shares which may be acquired upon the exercise of immediately exercisable stock options.
(8) Based solely upon information in a Schedule 13-G filed with the Securities and Exchange Commission on January 26, 1998.
(9) Based solely upon information in a Schedule 13-G filed with the Securities and Exchange Commission on February 6, 1998.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors consists of seven members divided into three classes. Each class of Directors is elected to a three-year term. At the Annual Meeting, two Class III Directors will be elected to a three-year term ending at the Annual Meeting to be held in 2001.

         Unless otherwise directed, the persons named in the accompanying proxy will vote for the election of the two nominees set forth in the table below as Class III Directors of the Company for a three-year term. In the event of the death or inability to act of any of the nominees, the proxies will be voted for the election of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying proxy be voted for more than three nominees or for persons other than those named below and any such substitute nominee for any of them.

         The following table lists the nominees for election at the Meeting, the Directors who will continue in office subsequent to the Meeting, and certain other information with respect to each individual.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM ENDING IN 2001

                    NAME     AGE    PRINCIPAL OCCUPATION AND HISTORY
                    ----     ---    --------------------------------

DAVID A. GOLDFINGER (1)      62     DIRECTOR
                                    Mr. Goldfinger has served as a Director of the Company since July 1986. Mr. Goldfinger served as President of U.S. Consolidated, Inc., a Cleveland, Ohio-based manufacturers' representative agency, from 1966 to 1991.
                                    From January 1992 to the present, Mr.
                                    Goldfinger has served as President of
                                    M.S.C.I. Holdings, Inc., a Tavernier,
                                    Florida-based private consulting and
                                    investment corporation. Mr. Goldfinger has served as a member of the Company's
                                    Compensation Committee and Audit Committee during the term of his directorship.

RICHARD L. OSBORNE (1)       60     DIRECTOR
                                    Mr. Osborne has served as a consultant to the Company since July 1986, and was elected to the Company's Board of Directors in January 1989. He has served as the Executive
                                    Dean of the Weatherhead School of
                                    Management, Case Western Reserve University,
                                    Cleveland, Ohio, since 1971. Mr. Osborne is also a management consultant, and serves on the Board of Directors of Ohio Savings
                                    Financial Corporation, a Cleveland,
                                    Ohio-based savings bank holding company,
                                    Myers Industries, Inc., an Akron, Ohio-based manufacturer of plastic and rubber parts for the automotive and other industries, NCS
                                    HealthCare, Inc., a Cleveland, Ohio-based provider of pharmacy services to long-term care institutions and several privately held corporations. Mr. Osborne has served as a member of the Company's Compensation
                                    Committee and Audit Committee during the term of his directorship.

DIRECTORS CONTINUING IN OFFICE

                    NAME     AGE    PRINCIPAL OCCUPATION AND HISTORY
                    ----     ---    --------------------------------
CURTIS LEE SMITH, JR. (2)(4)  70    CHAIRMAN OF THE BOARD,
                                    CHIEF EXECUTIVE OFFICER AND DIRECTOR
                                    Mr. Smith has served as the Company's
                                    Chairman of the Board and Chief Executive
                                    Officer and as a Director since July 1986, and had the additional title and duties of President from August 1989 through July
                                    1992. Mr. Smith served as President of
                                    National Copper & Smelting Co., a Cleveland,
                                    Ohio-based manufacturer and distributor of copper products, from 1962 to 1985, and as President of NCS Holdings Corporation
                                    ("NCS"), a Cleveland, Ohio-based holding company which operated a copper tubing importing and fabricating business, from
                                    1985 to 1988. Mr. Smith also serves as a Director of Dental Care Alliance and
                                    Strategic Diagnostics Inc., both public
                                    companies.

WILLIAM H. HELLER (2)        59     DIRECTOR
                                    Mr. Heller was formerly a partner with the public accounting firm of KPMG Peat Marwick
                                    LLP from February 1971 until December 1991, and currently manages his own asset management firm, William H. Heller &
                                    Associates. He was elected as a Director on July 1, 1992. Mr. Heller also serves as a
                                    Director of Ohio Savings Financial
                                    Corporation, a Cleveland, Ohio-based savings and loan holding company, The New Organics
                                    Company, a Boston, Massachusetts-based
                                    producer of organic food products and Telarc
                                    International, Inc., a Cleveland, Ohio-based distributor of compact discs and tapes. Mr.
                                    Heller has served as a member of the
                                    Company's Audit Committee during the term of his directorship and is currently serving on its Compensation Committee.

STUART O. SMITH (3)(4)       65     VICE CHAIRMAN OF THE BOARD, SECRETARY AND
                                    DIRECTOR
                                    Mr. Smith has served as a Director of the Company since July 1986, as the Company's
                                    Secretary since February 1989 and as Vice
                                    Chairman of the Board since August 1992. Mr.
                                    Smith served as a Vice President from July
                                    1986 to August 1992. Mr. Smith also served as Vice President of National Copper &
                                    Smelting Co. from 1962 to 1985 and as Vice
                                    President of NCS from 1985 to 1988.

THOMAS J. BRESNAN (3)        45     PRESIDENT, CHIEF OPERATING OFFICER AND
                                    DIRECTOR
                                    Mr. Bresnan joined the Company in August
                                    1992 and has served as the Company's
                                    President and Chief Operating Officer since that time. Mr. Bresnan has served as the Chairman and Chief Executive Officer of New
                                    Horizons Education Corporation since its acquisition by the Company in August 1994.
                                    Prior to joining the Company, Mr. Bresnan served in various executive, marketing, financial and administrative positions for
                                    Capitol American Life Insurance

                    NAME     AGE    PRINCIPAL OCCUPATION AND HISTORY
                    ----     ---    --------------------------------

                                    Company, a Cleveland, Ohio-based specialty insurance provider, from 1984 to 1991. Mr. Bresnan served as President and Chief Operating Officer of Capitol American Life Insurance Company during 1991. From January to August 1992, Mr. Bresnan was President and Chief Executive Officer of Glenbrook Group, Inc., a Cleveland, Ohio-based company seeking acquisition opportunities. Mr. Bresnan was elected a Director in May 1993.

SCOTT R. WILSON (3)          46     DIRECTOR
                                    Mr. Wilson has served as principal outside legal counsel to the Company since July
                                    1986. Mr. Wilson has been with the law firm of Calfee, Halter & Griswold LLP, Cleveland,
                                    Ohio, since 1977, and has been a partner in such firm since 1985. His practice focuses on mergers and acquisitions and general corporate law. He was elected a Director in May 1991.

(1) Term as Director expires in 1998; nominee for a three-year term expiring in 2001.
(2) Term as Director expires in 1999.
(3) Term as Director expires in 2000.
(4) Curtis Lee Smith, Jr., and Stuart O. Smith are brothers.

                        BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors has two standing Committees: the Audit Committee and the Compensation Committee.

         The Audit Committee, of which Messrs. David A. Goldfinger, Richard L. Osborne and William H. Heller are members, oversees the accounting functions of the Company, including matters related to the appointment and activities of the Company's auditors. The Audit Committee met three times during the year ended December 31, 1997.

         During 1997 and until March 20, 1998, the Compensation Committee consisted of Messrs. Curtis Lee Smith, Jr., David A. Goldfinger and Richard L. Osborne. This Committee reviewed and made recommendations, as well as certain decisions concerning executive salaries, bonuses and the Company's Stock Option Plans. Subsequent to September 19, 1996, the Board of Directors, upon recommendations from the Compensation Committee, administered the Company's Stock Option Plans. The Compensation Committee met three times during the year ended December 31, 1997.

         Effective as of March 20, 1998, William H. Heller replaced Curtis Lee Smith, Jr. as a member of the Compensation Committee. The Committee will continue to review and make recommendations as well as certain decisions concerning executive salaries and bonuses. It will also administer the Company's Omnibus Equity Plan approved by the Board of Directors at its meeting on March 20, 1998 and submitted for approval by the stockholders of the Company at the Annual Meeting. See "Proposal to Approve and Adopt the Omnibus Equity Plan."

         The Board of Directors of the Company held 11 meetings during 1997. All of the Directors attended at least 75% of the meetings of the Board of Directors and each Committee on which each served.

         During 1997 the Company paid a quarterly retainer of $1,000, plus $1,000 per Board meeting attended, $1,000 for each Committee meeting not held in conjunction with a Board meeting and $250 for each meeting held via telephone to all Directors who are not employees of the Company. At the meeting of the Board of Directors held on October 28, 1997, it was determined to replace this fee arrangement for 1998 with an annual fee of $20,000. Such fee is payable quarterly and is intended to compensate the Directors for all Board and Committee meetings. At the meeting of the Board held on November 26, 1997, the 1997 Outside Directors Elective Stock Option Plan was approved. Pursuant to this plan each non-employee Director is permitted to elect to take one-half or all of his fees in options by electing to do so at a date specified in the plan and prior to January 1 of the year for which fees would be payable. At that meeting, Messrs. Osborne, Goldfinger and Heller elected to take all of their 1998 fees in options and Mr. Wilson elected to take half. As a result, Messrs. Osborne, Goldfinger and Heller received options to acquire 20,000 shares and Mr. Wilson received options to acquire 10,000 shares. All of the options have an exercise price of $15.63 per share, become exercisable on November 26, 1998 and expire on November 26, 2002. All such options are subject to stockholder approval of the 1997 Outside Directors Elective Stock Option Plan at the Annual Meeting. See "Proposal to Approve and Adopt the 1997 Outside Directors Elective Stock Option Plan."

         In January 1989, the Compensation Committee granted Mr. Osborne and Mr. Goldfinger options to acquire 6,250 shares of Common Stock and 12,500 shares of Common Stock, respectively, under the Company's Outside Directors Stock Option Plan. These options became exercisable on July 9, 1989 at an option price of $11.20 per share. In 1992, Messrs. Wilson and Heller each were granted immediately exercisable options to acquire 5,000 shares of Common Stock at an option price of $6.50 per share. As of March 27, 1998, options granted to individuals pursuant to the Outside Directors Plan were outstanding to purchase 12,250 shares of Common Stock at an average price of $7.36 per share. In addition, on September 19, 1996, options to purchase an aggregate of 40,000 shares of Common Stock were granted to non-employee Directors of the Company. The award was approved by the Company's stockholders at the May 6, 1997 Annual Meeting of Stockholders.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The table below shows information concerning the annual and long-term compensation for services in all capacities to the Company for each of the past three fiscal years, of all those persons, who were, (i) the Chief Executive Officer, and (ii) the other five most highly compensated executive officers of the Company (the "Named Officers") during 1997:

                           SUMMARY COMPENSATION TABLE


                                                    ANNUAL COMPENSATION                 LONG-TERM
                                                    -------------------                COMPENSATION       ALL OTHER
    NAME AND PRINCIPAL POSITION        YEAR         SALARY      BONUS(1)   OTHER(1)    OPTIONS/SARS     COMPENSATION(2)
    ---------------------------        ----         ------      --------   --------    ------------     ---------------

Curtis Lee Smith, Jr.                  1997       $168,626       $    -      $    -              -            $10,601
Chairman of the Board, Chief           1996        162,031            -           -              -             10,601
Executive Officer and Director         1995        153,847            -           -              -             10,601

Stuart O. Smith                        1997        162,957            -           -              -              4,414
Vice Chairman of the Board,            1996        151,092            -           -              -              4,414
Secretary and Director                 1995        144,231            -           -              -              4,414

Thomas J. Bresnan                      1997        231,658       45,000           -              -                  -
President, Chief Operating Officer     1996        224,486       70,000           -              -              4,750
and Director                           1995        216,346       35,000           -         25,000              4,629

John T. St. James (3)                  1997        121,593       73,750           -              -                  -
Vice President, Chief Financial        1996        154,603       25,000           -              -              4,750
Officer and Treasurer                  1995        146,096            -           -              -              2,337

Robert S. McMillan (4)                 1997        149,100        3,500           -         25,000                  -
Vice President, Chief Financial        1996        132,100        3,500           -              -                  -
Officer and Treasurer                  1995         26,051        4,500           -              -                  -

Charles G. Kinch                       1997        190,000            -           -         55,000                  -
President, Chief Operating Officer     1996        174,011            -           -              -                  -
New Horizons Computer Learning         1995         81,681       36,396           -              -                  -
Centers, Inc.

----------
(1) No Named Officer received perquisites or other personal benefits having a value exceeding the lesser of 10% of such executive's salary and bonus for 1997, 1996, and 1995 or $50,000. Pursuant to the terms of Mr. Bresnan's employment agreement, he received an interest free loan from the Company in the amount of $250,000 payable on September 30, 1997. Had the loan carried a market interest rate, Mr. Bresnan would have paid $7,482 in interest in 1997, $13,976 during 1996 and $16,655 during 1995. In 1997, 1996 and 1995, the Company, in the form of a bonus, forgave $45,000, $45,000 and $35,000 respectively, of Mr. Bresnan's loan. Mr. Bresnan paid off the loan in September 1997. In 1997, the Company paid Mr. St. James a bonus of $73,750.
(2) Amounts of All Other Compensation reported for Curtis Lee Smith, Jr., and Stuart O. Smith represent premiums paid by the Company on insurance policies for the benefit of such persons. Amounts of All Other Compensation reported for Messrs. Bresnan and St. James represent the Company's matching contribution under its 401(k) Profit Sharing Plan. Through the end of 1996, the Company matched participating employee's contributions to the Plan to the extent of 50% of the participant's salary reduction up to the maximum allowable under the Internal Revenue Code.
(3) Replaced by Robert S. McMillan, August 23, 1997. Mr. St. James left active employment of the Company in November 1997, and resigned all other offices effective December 31, 1997.
(4) Succeeded John T. St. James, August 23, 1997.

                      OPTION EXERCISES AND YEAR-END VALUES

         The table below shows information with respect to the unexercised options to purchase the Company's Common Stock granted under the Company's Key Employees Stock Option Plan (the "Employees Plan") to the Named Officers and held by them at December 31, 1997.

                                                     NUMBER OF UNEXERCISED                VALUE OF UNEXERCISED
                                                        OPTIONS HELD AT                  IN-THE-MONEY OPTIONS AT
                                                       DECEMBER 31, 1997                    DECEMBER 31, 1997*
                                                       -----------------                 -----------------------
                    NAME                         EXERCISABLE       UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
                    ----                         -----------       -------------      -----------       -------------
Curtis Lee Smith, Jr.......................                -                   -      $         -       $           -
Stuart O. Smith............................                -                   -                -                   -
Thomas J. Bresnan..........................          327,000              98,000        2,190,875             634,750
John T. St. James..........................                -                   -                -                   -
Charles G. Kinch...........................                -              55,000                -              58,250
Robert S. McMillan.........................                -              25,000                -              26,625

----------
*Based on the difference between the exercise price of such options and the closing price of a share of the Company's Common Stock on the NASDAQ National Market System on December 31, 1997 ($14.375).

                                  OPTION AWARDS

         The table below shows additional information on the stock options granted in 1997 under the Employees Plan to Named Officers, which are reflected in the Summary Compensation Table.

                                             PERCENTAGE
                                              OF TOTAL
                                               OPTIONS                                POTENTIAL REALIZABLE VALUE
                                             GRANTED TO                               AT ASSUMED ANNUAL RATES OF
                                OPTIONS     EMPLOYEES IN   EXERCISE    EXPIRATION    STOCK PRICE APPRECIATION FOR
           NAME               GRANTED (1)      IN 1997       PRICE        DATE                OPTION TERM
           ----               -----------      -------       -----        ----                -----------
                                                                                                5%             10%
                                                                                                --             ---
Curtis Lee Smith, Jr.......             -              -          -           -                    -              -
Stuart O. Smith............             -              -          -           -                    -              -
Thomas J. Bresnan..........             -              -          -           -                    -              -
John T. St. James..........             -              -          -           -                    -              -
Charles G. Kinch...........        50,000          31.3%    $13.310    01/08/03             $297,500       $608,000
                                    5,000           3.1%    $13.375    01/13/03             $ 29,425       $ 60,450
Robert S. McMillan.........        25,000          15.6%    $13.310    01/08/03             $148,750       $304,000

----------
(1) Represents options awarded under the Employees Plan. With the exception of certain options previously awarded to Mr. Bresnan, all options outstanding under the Employee Plan vest at the rate of 20% per year commencing on the first anniversary of the grant date. All outstanding options have been awarded at an exercise price equal to the fair market value of a share of Common Stock on the date of grant, and expire between the sixth to the tenth anniversary of the date of grant. In general, employees may exercise vested options awarded under the Employees Plan for a period of three months following the date of the cessation of their employment with the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

                  The Company's compensation programs are intended to provide its executive officers with a mix of salary, benefits and incentive compensation arrangements that are: (i) consistent with the interests of stockholders; (ii) competitive with the arrangements provided by other companies in the industry;
(iii) commensurate with each executive's performance, experience and responsibilities; and (iv) sufficient to attract and retain highly qualified executives. In making its recommendations concerning adjustments to salaries and awards under the other compensation plans, the Committee considers the financial condition and performance of the Company during the prior year and the Company's success in achieving financial, operational and other strategic objectives. The Committee also makes an assessment of the contributions of the individual executive officer to the Company's performance and to the achievement of its objectives, as well as the success of the executive in achieving objectives which may have been set for such individual. In assessing individual performance, the Committee also seeks to recognize individual contributions during periods when the Company experienced adverse business or financial conditions.

         For purposes of determining whether the Company's compensation packages are competitive, the companies with which the Company compares itself are those included in the peer group index set forth in the Stockholder Return Performance Presentation contained elsewhere in this proxy statement. While the Committee does not establish a targeted range for the Company's overall executive compensation within the peer group, its review of publicly available information for the years 1993 through 1996 indicates that the compensation level of the Company's Chief Executive Officer has historically been significantly below the average compensation paid to Chief Executive Officers of peer group companies. Such information also indicates that the base salary levels for the Company's other executive officers have been generally comparable with those provided to similar executives at peer group companies, while the overall amount of bonuses paid to other executives by the Company have been equal to or lower than the bonuses paid to peer group executives. Option awards to peer group executives vary widely from company to company and from year to year, although the Company's option awards to its executive officers are generally lower than awards by members of the peer group.

         Each component of an executive's compensation package is intended to assist in attaining one or more of the objectives outlined above. The Company attempts to provide its executives with base salaries and benefits that are competitive with those of comparable companies and commensurate with the performance, experience and responsibilities of each executive. Through salary adjustments and bonuses, the Company also seeks to provide its executives with incentives to improve the Company's financial and operational performance by providing a method for rewarding individual performance. Finally, the Company's Key Employees' Stock Option Plan has been used to provide executive officers with an opportunity to acquire a proprietary interest in the Company, thereby providing these individuals with increased incentive to promote the long-term interests of the Company's stockholders. The Omnibus Equity Plan, which has been submitted for approval of the stockholders of the Company at the Annual Meeting, is also intended to further these objectives. See "Proposal to Approve and Adopt the Omnibus Equity Plan."

         While the Committee seeks to assure that the Company's compensation programs further the objectives described above and considers the various factors outlined above in making compensation decisions, it does not take a highly formalized or objective approach to determining compensation. Instead, the Committee gives consideration to these various factors in subjectively evaluating the compensation of each individual executive. While the subjective nature of the Committee's decisions made it difficult to specifically identify the relative importance of each of these various factors, in making compensation decisions for 1997, the Committee generally gave greater weight to the Company's performance, as measured by net income, and its subjective assessment of individual performance, than to other factors.

         In 1993, Congress adopted Section 162(m) of the Internal Revenue Code,
Section 162(m) limits the ability of public companies to deduct compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation is "performance based" within the meaning of Section 162(m). Section

162(m) also imposes certain requirements on the composition of compensation committees. With the substitution of William H. Heller for Curtis Lee Smith, Jr. as of March 20, 1998, the Compensation Committee of the Company will satisfy such requirements.

1997 COMPENSATION DECISIONS

         BASE SALARY AND BENEFITS. The base salaries and benefits provided to executive officers who were not parties to employment contracts with the Company for 1997 were established by the Committee in accordance with the compensation philosophy discussed above. The Committee determined to make individual salary adjustments with respect to certain executive officers of the Company, based on the Committee's subjective evaluation of the executive's performance and the contribution to the Company.

         BONUSES. After considering the Company's performance and the various other factors discussed above, the Committee forgave $45,000 of Mr. Bresnan's loan in the form of a bonus. The Committee also granted Mr. St. James a cash bonus of $73,750 in conjunction with his role in the sale of the company's environmental segment.

         STOCK OPTIONS. During the 1997 fiscal year, the Company awarded 160,000 stock options to employees of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Curtis Lee Smith, Jr.'s compensation is determined on the basis of the Committee's subjective assessment of his performance, measured by the Company's financial condition, results of operations and success in achieving strategic objectives. The Committee also considers the responsibilities associated with Mr. Smith's position and the level of compensation provided to Chief Executive Officers of other companies in the industry. Mr. Smith does not participate in the Committee's actions with respect to his compensation.

         Although the Committee reviews Mr. Smith's compensation on an annual basis, no adjustments were made to Mr. Smith's salary during 1997. Mr. Smith's base salary was last adjusted in December 1990, at which time the Committee voted (with Mr. Smith abstaining) to increase his salary from $175,000 to $200,000. Mr. Smith declined this salary increase. In June 1992, Mr. Smith voluntarily reduced his salary from $175,000 to $160,000 in connection with a restructuring in the Company's business and related cost-cutting measures. The Committee determined not to pay Mr. Smith a bonus during 1997.

         Mr. Smith is the beneficial owner of approximately 15.6% of the issued and outstanding Common Stock. As a consequence of his significant ownership interest in the Company, Mr. Smith elected, at the time of the Company's initial public offering, to renounce any rights that he might otherwise have to participate in the Company's stock option plans. Accordingly, Mr. Smith did not receive any option awards during 1997.

                                    THE 1997 COMPENSATION COMMITTEE OF THE
                                    BOARD OF DIRECTORS

                                    Richard L. Osborne
                                    David A. Goldfinger
                                    Curtis Lee Smith, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1997, the Compensation Committee of the Board of Directors included Curtis Lee Smith, Jr., the Company's Chairman and Chief Executive Officer.

         During 1995 and 1996 Mr. Curtis Lee Smith, Jr. obtained loans from the Company at interest rates equivalent to the Company's cost of borrowing money. The principal amounts on these loans totaled $624,981 at December 31, 1997. These loans are evidenced by demand notes and are secured by the proceeds from certain life insurance policies on Mr. Curtis Lee Smith, Jr.

         Richard L. Osborne, a member of the Compensation Committee of the Board of Directors, provides certain consulting services to the Company. Mr. Osborne received $30,000 in consulting fees from the Company during 1997. At the meeting of the Board of Directors held on March 20, 1998, William H. Heller replaced Curtis Lee Smith, Jr. as a member of the Compensation Committee. During 1997, Mr. Heller received $24,000 in consulting fees from the Company.

         The Company believes that these transactions were on terms no less favorable than would have been available in similar transactions with unaffiliated third parties.

                   STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below are two line graphs reflecting cumulative stockholder return on the Company's Common Stock. Two graphs are included because the Company has decided to compare its stock performance against a peer group of homogenous competitors rather than a SIC Code Index based peer group as it did last year. The Company believes a more accurate view of the Company's stock performance will result by comparing its stock performance to the performance of this discreetly defined peer group of direct competitors that deliver similar services and have similar organizational structures. In its proxy statement for the 1997 Annual Meeting of Stockholders, the Company compared its performance to an SIC Code Index. The SIC Code Index used contained a variety of companies, some of which were in different industries and delivered different services or products than the Company. The Company believes that the more discreetly defined peer group will give stockholders a more accurate view of the Company's stock performance.

         The first graph compares the yearly percentage changes in the cumulative stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Market Index (U.S.) and a Company-determined peer group for the period commencing January 1, 1993 and ended December 31, 1997. The peer group companies are primarily involved in the instructor-led delivery of technology training. The companies in the peer group are: Canterbury Information Technology, Inc.; Learning Tree International, Inc.; Mastering, Inc.; and Wave Technologies International, Inc. The Company believes this peer group represents its industry and marketplace. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at January 1, 1993 and that all dividends, if any, were reinvested.

                                     GRAPH 1


------------------------------------------------------------------------------------------------------------
                                      1/1/93     12/31/93     12/31/94     12/31/95     12/31/96     12/31/97
------------------------------------------------------------------------------------------------------------
NEW HORIZONS WORLDWIDE, INC.            100           86           96           59          160          164
PEER GROUP INDEX                        100           80           45           40          105          105
NASDAQ MARKET INDEX                     100          120          126          163          203          248
------------------------------------------------------------------------------------------------------------

                     ASSUMES $100 INVESTED ON JAN. 1, 1993
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1997

         The second graph compares the yearly percentage changes in the cumulative stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Market Index (U.S.) and the companies in the Schools and Educational Services SIC Code Index for the period commencing January 1, 1993 and ended December 31, 1997. The same SIC Code Index was used in the proxy statement for last year's Annual Meeting of Stockholders. However, the Company believes the use of the peer group presentation used in the first graph gives a more accurate comparison for stockholders. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at January 1, 1993 and that all dividends, if any, were reinvested.

                                     GRAPH 2


                                      1/1/93     12/31/93     12/31/94     12/31/95     12/31/96     12/31/97
------------------------------------------------------------------------------------------------------------
NEW HORIZONS WORLDWIDE, INC.            100           86           96           59          160          164
PEER GROUP INDEX                        100           90           98          125          163          205
NASDAQ MARKET INDEX                     100          120          126          163          203          248

                     ASSUMES $100 INVESTED ON JAN. 1, 1993
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1997

                          PROPOSAL TO APPROVE AND ADOPT
                1997 OUTSIDE DIRECTORS ELECTIVE STOCK OPTION PLAN

BACKGROUND

         At the Annual Meeting, the stockholders will be asked to vote on a proposal to approve and adopt the New Horizons Worldwide, Inc. 1997 Outside Directors Elective Stock Option Plan (the "Directors Plan"). The Board of Directors adopted the Directors Plan at its meeting on November 26, 1997, subject to approval by the stockholders of the Company.

         If the stockholders approve the Directors Plan, any Director of the Company who neither is employed by the Company or any of its subsidiaries nor owns beneficially ten percent or more of the shares of Common Stock (an "Outside Director") will have the opportunity to elect to receive options to purchase Common Stock of the Company in lieu of other consideration which would be paid to such Outside Director for services to the Company. The purpose of the Directors Plan is to provide the Outside Directors with greater incentive to serve and promote the interest of the Company and its stockholders. If the Outside Directors acquire a proprietary interest in the business of the Company or increase such proprietary interest as they may already hold, the incentive of such Outside Directors to work toward the Company's continued success will be commensurately increased. Accordingly, the Board of Directors and management believe that approval of the Directors Plan is in the best interests of the Company and recommend that stockholders vote in favor of the proposal.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote, present in person or by proxy at the meeting, is required for the adoption of the Directors Plan. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owners at least 15 days before the meeting. Broker non-votes, however, are not counted as present and entitled to vote, for determining whether this proposal has been approved and have no effect on its outcome.

         THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF THE NEW HORIZONS WORLDWIDE, INC. 1997 OUTSIDE DIRECTORS ELECTIVE STOCK OPTION PLAN.

         The following is a summary of the material features of the Directors Plan and is qualified in its entirety by reference to it. A copy of the Directors Plan is attached hereto as Exhibit A.

GENERAL

         The Directors Plan permits Outside Directors of the Company to elect to be issued options to purchase the Company's Common Stock, in lieu of the consideration which would otherwise be paid to such Outside Directors for services rendered to the Company. The maximum number of shares of Common Stock which may be subject to options issued pursuant to the Directors Plan is 300,000. There are presently four eligible Outside Directors, Messrs. David A. Goldfinger, William H. Heller, Richard L. Osborne and Scott R. Wilson. Except with respect to options previously outstanding, the Directors Plan will terminate on January 2, 2000, and no options will thereafter be issued thereunder. A committee of the Board of Directors consisting of members of the Board other than the Outside Directors (the "Committee") will administer the Directors Plan.

ELECTION TO RECEIVE OPTIONS

         No later than the December 1 prior to the beginning of the years 1998, 1999, and 2000, each Outside Director may irrevocably elect to have issued to him, in lieu of payment of either one-half or all of his director fees for such year, an option to purchase one share of Common Stock for each dollar of director fees for which such election is made, subject to the availability of shares of Common Stock authorized under the Directors Plan.

EXERCISE OF OPTIONS

         Each option granted under the Directors Plan will become exercisable on the first anniversary of the date the option was granted. Options granted for 1998 have a grant date of November 26, 1997; options for 1999 and 2000 will have a grant date of the December 1 immediately preceding such years. All options granted will have an exercise price equal to the fair market value on the date of grant (calculated by reference to the closing price of the Common Stock on such date). On November 26, 1997, such fair market value was $15.63. Each option granted under the Directors Plan will expire on the fifth anniversary of the date the option was granted.

         Except as otherwise provided in the event of an Outside Director's death, only the Outside Director may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Outside Director also may exercise an option on behalf of the Outside Director. Upon satisfaction of all conditions, the option may be exercised in whole or in part at any time until expiration of the right to exercise the option. Options may be exercised by the Outside Director giving written notice to the Company of the Outside Director's exercise of the option accompanied by full payment of the purchase price either by such type of check or other means of funds transfer as is acceptable to the Company or, with the consent of the Committee, in other consideration (including shares of Common Stock) having a fair market value, as defined in the Directors Plan, on the date the option is exercised equal to that portion of the purchase price for which payment in immediately available funds is not made. In the event of a Change in Control, as defined in the Directors Plan, an Outside Director will have the immediate and nonforfeitable right to irrevocably exercise his option with respect to all shares of Common Stock which are covered by the option.

INITIAL AWARDS

         In accordance with the terms of the Directors Plan, Richard L. Osborne, David A. Goldfinger and William H. Heller have each elected to receive all $20,000 of his 1998 fees for services as a Director in options to acquire shares of Common Stock and Scott R. Wilson has elected to receive one-half of such fees in options. As a result, subject to approval of the Directors Plan by the stockholders of the Company, Messrs. Osborne, Goldfinger and Heller were awarded options to acquire 20,000 shares of Common Stock and Mr. Wilson was awarded options to acquire 10,000 shares on November 26, 1997. All of the options have an exercise price of $15.63 per share, become exercisable on November 26, 1998 and expire on November 26, 2002.

                                NEW PLAN BENEFITS
                1997 OUTSIDE DIRECTORS ELECTIVE STOCK OPTION PLAN
                -------------------------------------------------

           NAME AND POSITION                         DOLLAR VALUE                          NUMBER OF UNITS
           -----------------                         ------------                          ---------------
Non-Executive Director Group (1)                        $70,000                                70,000

----------
(1) Executives and other employees, including those serving as Directors, are not eligible to participate in this Plan.

SECURITIES SUBJECT TO THE DIRECTORS PLAN

         Not more than 300,000 shares of Common Stock of the Company may be issued pursuant to the Directors Plan, except that in the event of stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments, an appropriate adjustment in the number of shares of Common Stock subject to the Directors Plan will be made. If any option lapses, expires or is terminated without having been fully exercised, the shares with respect to which such option has not been exercised may be made available for further options.

TERMINATION OF DIRECTORSHIP

         If an Outside Director ceases to be a Director of the Company for any reason prior to the first day of a year in respect of which he was granted an option, such option shall be canceled. If an Outside Director ceases to be a Director of the Company for any reason during a year in respect of which the Outside Director was granted an option and before such option has become exercisable, the option will be canceled with respect to a number of shares equal to the product of (a) the total number of shares subject to the option granted in respect of such year, and (b) a fraction, the numerator of which is the number of full calendar quarters of such year during which the Outside Director was not a Director of the Company, and the denominator of which is four. If any option is exercisable following the Outside Director's death, then that option may be exercisable by the person to whom the option was transferred by the Outside Director's Last Will and Testament or by the applicable laws of descent and distribution.

INCOME TAX TREATMENT

         The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Outside Directors and the Company of options granted under the Directors Plan generally should be as set forth in the following summary. The summary only addresses income tax consequences for Outside Directors and the Company.

         The options granted under the Directors Plan shall be non-qualified options for federal income tax purposes. An Outside Director to whom an option is granted will not recognize income at the time of grant of such option. When such Outside Director exercises such non-qualified option, the Outside Director will recognize ordinary compensation income equal to the difference, if any, between the exercise price paid and the fair market value of the shares the Outside Director receives. The tax basis of such shares to such Outside Director will be equal to the exercise price paid, and the Outside Director's holding period for such shares will commence on the day on which the Outside Director recognized taxable income in respect of such shares. Subject to applicable provisions of the Internal Revenue Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction in respect of non-qualified options in an amount equal to the ordinary compensation income recognized by the Outside Director.

         The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

              PROPOSAL TO APPROVE AND ADOPT THE OMNIBUS EQUITY PLAN

BACKGROUND

         At the Annual Meeting, the stockholders will be asked to vote on a proposal to approve and adopt the New Horizons Worldwide, Inc. Omnibus Equity Plan (the "Omnibus Plan"). The Board of Directors adopted the Omnibus Plan on March 20, 1998, subject to approval by the stockholders of the Company.

         If the stockholders approve the Omnibus Plan, the Company will have additional opportunities to provide eligible recipients with an equity-based incentive to maintain and enhance the performance and profitability of the Company. Further, the Omnibus Plan has been designed to permit the granting of awards that will constitute performance based compensation as described in
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. Accordingly, the Board of Directors and management believe that approval of the Omnibus Plan is in the best interests of the Company and recommend that stockholders vote in favor of the proposal.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote, present in person or by proxy at the meeting, is required for the adoption of the Omnibus Plan. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owners at least 15 days before the meeting. Broker non-votes, however, are not counted as present and entitled to vote, for determining whether this proposal has been approved and have no effect on its outcome.

         THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF THE NEW HORIZONS WORLDWIDE, INC. OMNIBUS EQUITY PLAN.

         The following is a summary of the material features of the Omnibus Plan and is qualified in its entirety by reference to it. A copy of the Omnibus Plan is attached hereto as Exhibit B.

GENERAL

         The Omnibus Plan allows the Compensation Committee of the Board of Directors (the "Committee"), which administers the Plan, broad flexibility in designing stock-based incentives. The Committee may select from among three categories of incentive awards: stock options, stock appreciation rights, and restricted stock awards. No awards have yet been made under the Omnibus Plan. The Omnibus Plan will terminate on March 20, 2008, unless earlier terminated by resolution of the Board of Directors.

PERSONS ELIGIBLE FOR AWARDS

         Officers and executive, managerial or professional employees of the Company or its Affiliates, and individuals (including the Company's directors) who provide significant services for the benefit of the Company or its Affiliates may be selected by the Committee to receive benefits under the Omnibus Plan. Subject to the terms of the Omnibus Plan, the Committee has the discretion to determine the terms of each award granted under the Omnibus Plan and to interpret the Omnibus Plan and all related documents and agreements.

SECURITIES SUBJECT TO THE OMNIBUS PLAN

         The number of shares of the Company's Common Stock (the "Shares") with respect to which awards may be granted under the Plan is equal to the excess, if any, of 1,000,000 Shares over (i) the number of Shares subject to outstanding awards; (ii) the number of Shares in respect of which options and stock appreciation rights have been exercised; and (iii) the number of Shares issued subject to forfeiture restrictions which have lapsed. No participant may receive awards representing more than 300,000 Shares during any one calendar year, or more than 500,000 Shares in the aggregate. These limits are subject to adjustments as provided in the Omnibus Plan for stock splits, stock dividends, recapitalizations and other similar transactions or events. Shares issued under the Omnibus Plan may be authorized but unissued Shares, Treasury Shares or other Shares that have been reacquired by the Company.

GRANTS OF OPTIONS AND STOCK APPRECIATION RIGHTS

         The Committee may grant stock options that entitle the optionee to purchase Shares at a price that is less than, equal to or greater than fair market value of the Company's Common Stock on the date of grant. Stock options granted under the Omnibus Plan may be options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, or "nonqualified stock options" that are not intended to so qualify. No Option which is intended to qualify as an incentive stock option may be granted at a price that is less than the fair market value of the Company's Common Stock on the date of grant.

         The option may specify that the option price is payable (i) in cash;
(ii) by certified or official bank check or, in the Committee's discretion, by personal check; (iii) by the transfer to the Company of previously acquired Shares, (iv) by withholding Shares otherwise issuable upon exercise of the option; (v) by a full recourse, interest-bearing promissory note or (vi) by any combination of the foregoing methods of payment. Any grant of a stock option may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the Shares to which the option relates. No stock option may be exercised more than ten years from the date of grant.

         The Committee may grant "related" stock appreciation rights in connection with an option granted under the Omnibus Plan or "unrelated" stock appreciation rights unrelated to any option. Stock appreciation rights entitle the holder to receive an amount equal to the excess of the fair market value of the Shares over a specified "appreciation base" determined by the Committee at the time of grant. With respect to related stock appreciation rights, the "appreciation base" may not be less than the exercise price under the related option. Any grant of stock appreciation rights may be paid in cash, Shares or any combination thereof, as the Committee shall determine.

         In connection with a Change in Control of the Company (as such term is defined in the Omnibus Plan), the Committee, in its discretion, may accelerate the vesting of any option or stock appreciation right, terminate any option or stock appreciation right not exercised prior to or in connection with such Change in Control, or provide for the successor entity or parent of the successor entity in the Change in Control to assume the options or stock appreciation rights or to substitute therefor substantially equivalent options or stock appreciation rights.

RESTRICTED STOCK AWARDS

         A restricted stock award involves the transfer by the Company to a participant of ownership of a specific number of Shares in consideration of the performance of services. In the discretion of the Committee, the transfer may be made without monetary consideration from the participant, and the participant may be entitled immediately to voting, dividend and other ownership rights in such Shares. The vesting of a restricted stock award may be conditioned upon the completion of a specified period of employment with the Company or any Affiliate, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine. Restricted shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. To enforce these forfeiture provisions, the transferability of restricted shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. The Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of a Change in Control of the Company or similar event.

TRANSFERABILITY OF AWARDS

         Except as provided below, no award under the Omnibus Plan may be transferred by a participant other than by will or the laws of descent and distribution, and stock options and stock appreciation rights may be exercised during the participant's lifetime only by the participant or, in the event of the participant's legal incapacity, the guardian or legal representative acting on behalf of the participant. The Committee may expressly provide in a nonqualified stock option agreement (or amendment thereto) that the participant may transfer the option to a spouse or lineal descendant, a trust for the exclusive benefit of the participant and/or such family members, a partnership or other entity in which all the beneficial owners are the participant and/or such family members, or any other entity affiliated with the participant that the Committee may approve.

AMENDMENT OF THE OMNIBUS PLAN

         The Omnibus Plan may be amended from time to time by the Board of Directors, but without further approval by the Stockholders of the Company no such amendment may increase the aggregate number of Shares in respect of which awards may be made, increase the maximum number of Shares in respect of which awards may be made in any calendar year, modify the designation of the classes of persons eligible to receive awards under the Omnibus Plan, or extend the term of the Plan beyond March 20, 2008.

INCOME TAX TREATMENT

         The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to recipients and the Company of awards granted under the Omnibus Plan generally should be as set forth in the following summary. The summary only addresses income tax consequences for recipients of awards and the Company.

         In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price paid for the Shares and the fair market value of the Shares on the date of exercise. The optionee's holding period starts on the date of exercise. At the time of sale of Shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the Shares after the date of exercise generally will be treated as capital gain (or loss).

         An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If Shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within two years after the date of grant or within one year after the exercise of the option, then upon the sale of the Shares any amount realized in excess of the option price generally will be taxed to the optionee as capital gain income and any loss sustained will be a capital loss. If Shares acquired upon the exercise of an incentive stock option are disposed of in a disqualifying disposition prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the Shares at the time of exercise (or, if less, the amount realized on the disposition of the Shares) over the exercise price paid for the Shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. For federal income tax purposes, long-term capital gains are taxed at a maximum rate of 28% if the shares were owned, at the time of sale, for more than one year but not more than eighteen months, and at a maximum rate of 20% if the shares were owned, at the time of sale, for more than eighteen months.

         Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal "alternative minimum tax," the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

         A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient) at such time as the Shares are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under
Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares will recognize ordinary income on the date of transfer of the Shares equal to the excess of the fair market value of the restricted shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the Shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject at that time to a substantial risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

         To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

         The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at anytime. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

                              INDEPENDENT AUDITORS

         On September 8, 1997, KPMG Peat Marwick LLP ("KPMG") was terminated as the independent auditors of the Company. Such termination was recommended by the Audit Committee of the Company and approved by its Board of Directors. The reports on the Company's financial statements issued by KPMG for the preceding two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such two year period and the interim period thereafter, there were no disagreements between the Company and KPMG regarding any matter of the Company's accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements.

         Upon the recommendation of the Audit Committee, the Board of Directors retained Deloitte & Touche LLP to succeed KPMG as independent auditors of the Company, and such firm has issued the report with respect to the financial statements of the Company for the year ended December 31, 1997. It is expected that a member of the firm will be present at the Annual Meeting either in person or by means of conference telephone, will have an opportunity to make a statement if he should so desire and will be available to respond to appropriate questions from stockholders.

                                  OTHER MATTERS

         The Board of Directors is not aware of any matter to come before the Meeting other than those identified in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 1999 must do so no later than December 11, 1998. To be eligible for inclusion in the 1999 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

         Upon the receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, for the Company's most recent year. Written requests for such report should be directed to:

                          Investor Relations Department
                          New Horizons Worldwide, Inc.
                          500 Campus Drive, Suite 200
                             Morganville, NJ 07751

         You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.

                                             By Order of the Board of Directors,

                                             /S/ STUART O. SMITH
                                             -----------------------------------
                                             Stuart O. Smith
                                             Secretary

                                                                       EXHIBIT A

                          NEW HORIZONS WORLDWIDE, INC.

                1997 OUTSIDE DIRECTORS ELECTIVE STOCK OPTION PLAN
                -------------------------------------------------

         New Horizons Worldwide, Inc. hereby adopts a stock option plan for the benefit of certain persons and subject to the terms and provisions set forth below.

         1. Definitions. The following terms shall have the meanings set forth below whenever used in this document:

                  (a) "Affiliate" shall mean any Person which controls, is controlled by, or is under common control with, the Company.

                  (b) "Applicable Year" shall mean, as the context shall require, calendar year 1998, 1999 or 2000.

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d) "Change of Control" shall mean any transaction or series of transactions where any Person, or any two or more Persons acting as a group, and all Affiliates of such Person, who prior to such time owned less than five percent (5%) of the then outstanding Shares, acquires such additional Shares in one or more transaction, or series of transactions, such that following such transaction or transactions, such Person or group and Affiliates beneficially own fifty percent (50%) or more of the Shares.

                  (e) "Code" shall mean the United States Internal Revenue Code (Title 26 of the United States Code).

                  (f) "Committee" shall mean a committee of the Board consisting of all members of the Board other than the Outside Directors.

                  (g) "Company" shall mean New Horizons Worldwide, Inc., a Delaware corporation, and any successor thereto which shall maintain the Plan.

                  (h) "Director Fees" shall mean the regular fees scheduled to be paid to an Outside Director for his services as a member of the Board during an Applicable Year.

                  (i) "Disability" shall mean an Optionee's inability, due to a physical or mental condition, to continue to serve as a member of the Board, as determined by the Committee pursuant to written certification of such Disability from a physician acceptable to the Committee.

                  (j) "Fair Market Value" shall mean, in respect of the Shares, either:

                           (i) if the Shares are publicly traded on a national securities exchange, the closing price on the date Fair market Value is being determined; or

                           (ii) if the Shares are publicly traded over the counter, the average of the closing bid and ask prices on the date the Fair Market Value is being determined; or

                           (iii) if the Shares are not publicly traded, the value determined in accordance with policies adopted by the Committee.

                  (k) "Issue Date" shall mean in respect of any Option for which an Outside Director's election is made under
                           Section 7 hereof:

                           (i)      November 26, 1997 for Applicable Year 1998;
                                    and

                           (ii) the December 1 which immediately precedes Applicable Years 1999 and 2000.

                  (l) "Option" shall mean, subject to all of the terms and conditions of this Plan, the right and option of an Outside Director to purchase Shares.

                  (m) "Optionee" shall mean any Outside Director to whom an Option has been issued pursuant to the Plan.

                  (n) "Option Price" shall mean the price at which a Share may be acquired upon the exercise of an Option.

                  (o) "Outside Director" shall mean a member of the Board who neither (i) is employed by the Company or a Subsidiary nor (ii) owns beneficially ten percent (10%) or more of the Shares.

                  (p) "Person" shall mean a natural person or a legal entity, including, without limitation, corporations, partnerships, trusts, and limited liability companies.

                  (q) "Personal Representative" shall mean, following an Optionee's death, the Person who shall have acquired, by Will or by the laws of descent and distribution, the right to exercise any Option.

                  (r) "Plan" shall mean this document, the New Horizons Worldwide, Inc. 1997 Outside Directors Elective Stock Option Plan, as it is originally adopted and as it may be amended hereafter.

                  (s) "Shares" shall mean shares of the $.01 par value common stock of the Company.

                  (t) "Subsidiary" shall mean any corporation or other legal entity at least 50% of the common stock (or comparable equity ownership interest) of which is owned directly or indirectly by the Company.

         2. PURPOSE OF THE PLAN. The purpose of the Plan is to provide the Outside Directors with greater incentive to serve and promote the interests of the Company and its stockholders. The premise of the Plan is that, if such Outside Directors acquire a proprietary interest in the business of the Company or increase such proprietary interest as they may already hold, then the incentive of such Outside Directors to work toward the Company's continued success will be commensurately increased. Accordingly, the Company will, in respect of each Applicable Year, offer each Outside Director the opportunity to elect to receive Options in lieu of other consideration which would be paid the Outside Director for services to the Company.

         3. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective on November 26, 1997, subject to approval by holders of a majority of the outstanding Shares. In the event the Plan is not so approved within twelve (12) months after the date the Plan is adopted, the Plan and any Options issued hereunder shall be null and void. If, however, the Plan is so approved, subject to the provisions of Section 9, no further stockholder approval shall be required with respect to the issue of any Options pursuant to the Plan.

         4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members, shall be acts of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have full and final authority in its absolute discretion:

                  (a) to prescribe the form of the option agreements which shall be executed by Optionees and which shall evidence Options issued under the Plan;

                  (b) To adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and

                  (c) To construe and interpret the Plan, the rules and regulations and the instruments evidencing Options issued under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Any decision made or action taken by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations, shall, to the extent permitted by law, be conclusive and binding upon all Optionees and upon any Person claiming under or through an Optionee. Neither the Committee nor any of its members shall be liable for any act taken by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member.

         5. PERSONS ELIGIBLE FOR OPTIONS. Every Outside Director shall be eligible to elect to be issued Options under the Plan as provided in Section 7.

         6. MAXIMUM NUMBER OF SHARES IN RESPECT OF WHICH OPTIONS MAY BE ISSUED. The aggregate number of Shares for which Options may be issued under the Plan shall be Three Hundred Thousand (300,000) Shares. Either treasury or authorized and unissued Shares, or both, in such numbers, within the maximum limit of the Plan, as the Committee shall from time to time determine, may be so issued. All Shares which are the subject of any lapsed, expired or terminated Options may be made available for reoffering under the Plan. In the event that subsequent to the date of adoption of the Plan by the Board, the outstanding Shares are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up or other such change (including, without limitation, any transaction described in Section 424(a) of the Code) or a special dividend or other distribution to the Company's shareholders, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each Share subject to an unexercised Option and each Share available for additional issues of Options under the Plan the number and kind of shares of stock or other securities into which each outstanding Share shall be exchanged, (ii) the Option Price shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to Options, the provisions of the Plan, and option agreements as may be appropriate, equitable and in compliance with the provisions of
Section 424(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to each Optionee. Any such adjustment may, in the discretion of the Committee, provide for the elimination of fractional Shares.

         7. ELECTION TO RECEIVE OPTION IN LIEU OF DIRECTOR FEES. Subject to the availability of Shares under Section 6, pursuant to uniform rules and procedures prescribed by the Committee, no later than the December 1 which immediately precedes an Applicable Year, an Outside Director may elect to have issued to him, in lieu of payment of either one-half (1/2) or all of his Director Fees for the Applicable Year, an Option to purchase one Share for each dollar of Director Fees for which the election is made. Any such election shall be irrevocable.

         8.       OPTION PROVISIONS.

                  (a) OPTION PRICE. The Option Price shall be Fair Market Value determined on the Issue Date.

                  (b) TERM OF OPTION. Except as otherwise provided herein, each Option shall be exercisable through the fifth anniversary of its Issue Date.

                  (c) EXERCISABILITY OF OPTION -- IN GENERAL. Subject to subsections (d) and (e) below, an Outside Director may exercise an Option at any time from the first anniversary of the Option's Issue Date through the remaining term of the Option.

                  (d)      CANCELLATION OF OPTION.

                           (i) In the event an Outside Director who was issued
an Option hereunder resigns from the Board for any reason other than Disability prior to the first anniversary of the Option's Issue Date, such Option shall be cancelled.

                           (ii) If an Outside Director ceases to be a member of
the Board for any reason during an Applicable Year in respect of which the Outside Director was issued an Option pursuant to Section 7, then the Option shall be cancelled with respect to a number of Shares equal to (A) MULTIPLIED BY
(B) below where:

                                    (A) equals the number of Shares subject to
         the Option issued in respect of the Applicable Year pursuant to Section 7; and

                                    (B) equals a fraction, the NUMERATOR of
         which equals the number of full calendar quarters in the Applicable Year during which the Outside Director was not a member of the Board, and the DENOMINATOR of which equals four.

                  (e) CHANGE OF CONTROL, DISSOLUTION, LIQUIDATION AND CERTAIN MERGERS. Upon the occurrence of a Change of Control, or immediately prior to a dissolution or liquidation of the Company (but only if the distributee of substantially all of the Company's assets upon the liquidation of the Company was not, immediately prior to the liquidation, an Affiliate) or a merger or consolidation in which the Company is the surviving corporation (but only if the corporation which is the surviving corporation in such merger or consolidation was not, immediately prior to the merger or consolidation, an Affiliate), the Optionee shall have the immediate and nonforfeitable right to exercise the Option with respect to all Shares covered by the Option, and any such exercise shall be irrevocable. The Optionee shall be entitled to exercise the Option as provided in the immediately preceding sentence regardless of whether the other corporation which is the surviving corporation in a merger or consolidation shall adopt and maintain the Plan. In the event the Option becomes exercisable pursuant to this subsection (e), the Company shall notify the Optionee of his right to exercise the Option.

                  (f) LIMITATION ON EXERCISE AND TRANSFER OF OPTION. Except as otherwise provided in the event of an Optionee's death, only the Optionee may exercise an Option, provided that a guardian or other legal representative who has been duly appointed for such Optionee may exercise an Option on behalf of the Optionee. No Option issued hereunder shall be transferable other than by the Last Will and Testament of the Optionee or, if the Optionee dies intestate, by the applicable laws of descent and distribution. No Option issued hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process. In the event of an Optionee's death, the Option, to the extent exercisable at the time of his death, may be exercised during its remaining term by the deceased Optionee's Personal Representative.

                  (g) CONDITIONS GOVERNING EXERCISE OF OPTION. An Option may be exercised in whole or in part at any time during its term, but this right of exercise shall be limited to whole Shares. Options shall be exercised by the Optionee giving written notice to the Company of the Optionee's exercise of the Option accompanied by full payment of the purchase price for the Shares, unless other arrangements satisfactory to the Company for prompt payment of such amount are made. Payments shall be made by such type of check or other means of funds transfer as is acceptable to the Company or, with the consent of the Committee, in whole or in part in Shares having a Fair Market Value on the date the Option is exercised equal to that portion of the purchase price for which payment in immediately available funds is not made. A dissolution or liquidation of the Company or, unless the surviving corporation assumes said options, a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding Option to terminate, provided that during the option period each Optionee shall have the right prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his Option in whole or in part.

         10. AMENDMENTS TO THE PLAN. The Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of the Company's shareholders, shall any action of the Committee or the

Board result in:

                  (a) Amending, modifying or altering the eligibility requirements;

                  (b)      Increasing or decreasing, except as provided in
                           Section 6 hereof, the maximum number of Shares for which Options may be issued;

                  (c)      Decreasing the minimum Option Price, as provided in
                           Section 8(a) hereof;

                  (d) Extending either the maximum period during which an Option is exercisable as provided in Section 8(b) hereof or the date on which the Plan shall terminate as provided in Section 12 hereof; or

                  (e)      Changing the authority of the Committee;

except as necessary to conform the Plan and the option agreements to changes in the Code or other governing law.

         11. INVESTMENT REPRESENTATION, APPROVALS AND LISTING. The Committee may condition its issue of any Option hereunder upon receipt of an investment representation from the Optionee which shall be substantially similar to the following:

                           Optionee agrees that any shares of common stock of
                  New Horizons Worldwide, Inc. which he may acquire by virtue of the exercise of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the shares of common stock of New Horizons Worldwide, Inc. which are subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event New Horizons Worldwide, Inc. is otherwise satisfied that the offer or sale of the shares of common stock of New Horizons Worldwide, Inc. which are subject to this option may lawfully be made without registration under the Securities Act of 1933, as amended.

The Company shall not be required to issue any certificates for Shares upon the exercise of an Option prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange on which the Shares may be listed, (iii) completion of any registration or other qualification of the Shares under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Shares is not necessary or advisable, and (iv) obtaining an investment representation from the Optionee in the form set forth above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

         12.      GENERAL PROVISIONS.

                  (a) OPTION AGREEMENTS. Each Option issued pursuant to the Plan shall be evidenced by an option agreement in such form as shall be prescribed by the Committee.

                  (b) NO RIGHT TO CONTINUE AS AN OUTSIDE DIRECTOR OR INDEPENDENT CONSULTANT. Nothing in the Plan or in any option agreement shall confer upon any Outside Director any right to continue to serve as a member of the Board, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such option agreement, or to interfere with or limit the right of the shareholders of the Company to remove him as a member of the Board with or without cause. Nothing in the Plan or in any option agreement shall confer upon any Outside Director any right to continue to provide services to the Company or any Subsidiary as an independent consultant.

                  (c) OPTIONEE DOES NOT HAVE RIGHTS OF SHAREHOLDER. Nothing contained in the Plan or in any option agreement shall be construed as entitling any Optionee to any rights of a shareholder as a result of the issue of an Option until such time as Shares are actually issued to such Optionee pursuant to the exercise of the Option.

                  (d) SUCCESSORS IN INTEREST. The Plan shall be binding upon the successors and assigns of the Company.

                  (e) NO LIABILITY UPON DISTRIBUTION OF SHARES. The liability of the Company under the Plan and any distribution of Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company or the Committee in favor of any Person with respect to any loss, cost or expense which the Person may incur in connection with or arising out of any transaction in connection with the Plan.

                  (f) USE OF PROCEEDS. The cash proceeds received by the Company from the issuance of Shares pursuant to the Plan will be used for general corporate purposes.

                  (g) EXPENSES. The expenses of administering the Plan shall be borne by the Company.

                  (h) CAPTIONS. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

                  (i) NUMBER. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context may require.

                  (j) GENDER. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

                  (k) NONQUALIFIED OPTIONS. All Options issued under the Plan shall, for purposes of the federal income tax, be nonqualified stock options governed by Section 83 of the Code and regulations promulgated thereunder.

                  (l) TIME PERIODS; DATES. Any action required to be taken under the Plan within a certain number of days shall be taken within that number of calendar days; PROVIDED, however, that if the last day for taking such action falls on a weekend or a holiday, the period during which such action may be taken shall be automatically extended to the next business day. If a date specified for taking any action under the Plan falls on a weekend or a holiday, such date shall automatically become the next business day.

                  (m) WITHHOLDING. The right to exercise any Option shall be conditioned upon the Optionee making appropriate provision, as the Company may reasonably prescribe, for tax withholding with respect to the exercise of the Option.

                  (n) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware and any applicable federal law.

         13. TERMINATION OF THE PLAN. The Plan shall terminate at 12:01 a.m. on January 2, 2000, and thereafter no Options shall be issued under the Plan. All Options outstanding at the time of termination of the Plan shall continue in full force and effect in accordance with the terms of the option agreements governing such Options and the terms and conditions of the Plan.

                  IN WITNESS WHEREOF, NEW HORIZONS WORLDWIDE, INC., by its appropriate officers duly authorized, has executed this document as of November 26, 1997.

                                             NEW HORIZONS WORLDWIDE, INC.

                                             By:

                                             /S/ CURTIS LEE SMITH, JR., CHAIRMAN
                                             -----------------------------------
                                             And:

                                             /S/ T. J. BRESNAN
                                             -----------------------------------

                                                                       EXHIBIT B

                          NEW HORIZONS WORLDWIDE, INC.

                               OMNIBUS EQUITY PLAN


                               ARTICLE 1. GENERAL

                  1.1 PURPOSE. The purpose of the New Horizons Worldwide, Inc. Omnibus Equity Plan (the "Plan") is to provide certain officers, directors and key personnel, as defined in Section 1.3, of New Horizons Worldwide, Inc. (the "Company") and its Affiliates (see below), and individuals who provide significant services for the benefit of the Company and certain of its Affiliates, with an equity-based incentive to maintain and enhance the performance and profitability of the Company. It is the further purpose of this Plan to permit the granting of awards that will constitute performance-based compensation for certain executive officers, as described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

                  1.2 ADMINISTRATION.

                  (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), which Committee shall consist of two or more directors. It is intended that the directors appointed to serve on the Committee shall be "Disinterested Persons" (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Act")) and "Outside Directors" (within the meaning of Code Section 162(m)), so long as satisfaction of such classifications is required for the exemptions set forth in such Rule and Section; PROVIDED, however, that the mere fact that a Committee member shall fail to qualify under either of these requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

                  (b) The determination of the Committee on all matters relating to the Plan or any Plan Agreement (see below) shall be conclusive.

                  (c) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

                  (d) Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, in which case, the term Committee as used herein shall be deemed to mean the Board.

                  (e) For purposes of grants of awards to members of the Board who are not employed by the Company or an Affiliate, the Board shall serve as the Committee.

                  (f) The Company shall bear all costs, including attorneys' and accountants' fees and expenses, of administering the Plan.

                  1.3 PERSONS ELIGIBLE FOR AWARDS. Awards under the Plan may be made to such officers and executive, managerial or professional employees of the Company or its Affiliates, and individuals (including, without limitation, the Company's directors) who provide significant services for the benefit of the Company or its Affiliates, as the Committee shall from time to time in its sole discretion select; PROVIDED, that officers who are neither employees nor directors of the Company or any of its Affiliates shall not be eligible to receive awards under the Plan.

                  1.4 TYPES OF AWARDS UNDER PLAN.

                  (a) Awards may be made under the Plan in the form of (i) stock Options ("Options"), (ii) stock appreciation rights ("Stock Appreciation Rights") which may be either (A) related to an Option ("Related Stock Appreciation Rights"), or (B) not related to an Option ("Unrelated Stock Appreciation Rights"), and (iii) restricted stock awards ("Restricted Stock Awards"), all as more fully set forth in Sections 2 and 3.

                  (b) Options granted under the Plan may be either (i) nonqualified stock options subject to the provisions of Code Section 83 ("Nonqualified Stock Options") or (ii) Options intended to qualify for incentive stock option treatment described in Code Section 422 ("Incentive Stock Options").

                  (c) All Options when granted are intended to be Nonqualified Stock Options, unless the applicable Plan Agreement explicitly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan, provided that such Option (or portion) otherwise meets the Plan's requirements relating to Nonqualified Stock Options.

                  1.5 SHARES AVAILABLE FOR AWARDS.

                  (a) Subject to Section 4.5 (relating to adjustments upon changes in capitalization), as of any date the total number of Shares with respect to which awards may be granted under the Plan, shall equal the excess (if any) of 1,000,000 Shares, over (i) the number of Shares subject to outstanding awards, (ii) the number of Shares in respect of which Options and Stock Appreciation Rights have been exercised, and (iii) the number of Shares issued subject to forfeiture restrictions which have lapsed. In accordance with (and without limitation upon) the preceding sentence, awards may be granted in respect of Shares covered by previously granted awards that have expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting) and with respect to which Shares a grantee has received no benefits of ownership (other than voting rights and dividends that were forfeited on such expiration, termination or cancellation).

                  (b) The aggregate number of Shares which may be the subject of awards under the Plan in respect of any person shall not, in respect of any calendar year, exceed 300,000 Shares and shall not, in the aggregate, exceed 500,000 Shares.

                  (c) Shares that shall be subject to issuance pursuant to the Plan shall be authorized and unissued, or treasury or reacquired Shares, or any combination thereof.

                  (d) Without limiting the generality of the foregoing, the Committee may, with the grantee's consent, cancel any award under the Plan and issue a new award in substitution therefor; PROVIDED, that the substituted award shall satisfy all applicable Plan requirements as of the date such new award is made. The foregoing is not intended to prevent equitable adjustment of awards upon the occurrence of certain events as herein provided, including, without limitation, adjustments pursuant to Section 4.5.

                  1.6 DEFINITIONS OF CERTAIN TERMS.

                  (a) The term "Affiliate" means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

                  (b) The term "Change in Control" means:

                           (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30% or more of the then outstanding Shares;
                                    PROVIDED, that for this purpose any Shares owned or acquired by Curtis Lee Smith, Jr. and/or Stuart O. Smith shall be ignored; PROVIDED, further, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control:

                                    (A)      any acquisition directly from the
                                             Company; or

                                    (B)      any acquisition by the Company; or

                                    (C)      any acquisition by any employee
                                             benefit plan (or related trust)
                                             sponsored or maintained by the
                                             Company or any corporation
                                             controlled by the Company; or

                                    (D)      any acquisition by any corporation
                                             pursuant to a transaction which
                                             complies with clauses (A)(i) and
                                             (A)(ii) of subsection (iii) hereof;
                                             or

                           (ii) Individuals who, as of the date of the most recent amendment hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; PROVIDED, however, that any individual becoming a director subsequent to the date of the most recent amendment hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or entity other than the Board; or

                           (iii) Consummation of a reorganization, merger or consolidation involving the Company or any Affiliate or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) either (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Shares immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transactions owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Shares or (2) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or at the time of the action of the Board providing for such Business Combination, and (B) no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

                         (iv) A complete liquidation or dissolution of the
Company.

                  (c) The term "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  (d) The term "Fair Market Value" means, in respect of a Share, its fair market value as determined in the reasonable judgment of the Committee at any time.

                  (e) The term "Shares" means shares of the $.01 par value common stock of the Company, or any security into which such shares may be converted by reason of any transaction or event of the type referred to in
Section 4.5 of this Plan.

                  1.7 AGREEMENTS EVIDENCING AWARDS.

                  (a) Options, Stock Appreciation Rights and Restricted Stock Awards granted under the Plan shall be evidenced by written agreements. Any such written agreements shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable and (ii) be referred to herein as "Plan Agreements".

                  (b) Each Plan Agreement shall set forth the number of Shares subject to the award granted thereby.

                  (c) Each Plan Agreement with respect to the granting of a related stock appreciation right shall set forth the number of Shares subject to the related Option which shall also be subject to the related stock appreciation right granted thereby.

                  (d) Each Plan Agreement with respect to the granting of an Option shall set forth the amount payable by the grantee to the Company in connection with the exercise of the Option evidenced thereby (the "Option Exercise Price").

                  (e) Each Plan Agreement with respect to a stock appreciation right shall set forth the amount (the "Appreciation Base") over which appreciation will be measured upon exercise of the stock appreciation right evidenced thereby. The Appreciation Base per Share subject to a Stock Appreciation Right shall not, in the case of a Related Stock Appreciation Right, be less than the Option Exercise Price per Share under the related Option.

             ARTICLE 2. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

                  2.1 GRANT OF STOCK OPTIONS. The Committee may grant Options to purchase Shares in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

                  2.2 GRANT OF STOCK APPRECIATION RIGHTS.

                  (a) RELATED STOCK APPRECIATION RIGHTS. The Committee may grant a Related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time the related Option is granted or any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, consistent with the terms of the Plan. The grantee of a Related Stock Appreciation Right shall, subject to the terms of the Plan and the applicable Plan Agreement, have the right to surrender to the Company for cancellation all or a portion of the related Option granted under the Plan, but only to the extent that such Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of
(i) the aggregate Fair Market Value of the Shares subject to such Option or portion thereof (determined as of the date of exercise of such Stock Appreciation Right), over (ii) the aggregate Appreciation Base of the Shares subject to such Stock Appreciation Right or portion thereof.

                  (b) UNRELATED STOCK APPRECIATION RIGHTS. The Committee may grant an Unrelated Stock Appreciation Right in such amount and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, consistent with the terms of the Plan. The grantee of an Unrelated Stock Appreciation Right shall, subject to the terms of the Plan and the applicable Plan Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of: (i) the aggregate Fair Market Value of the Shares subject to such Stock Appreciation Right or portion thereof (determined as of the date of exercise of such Stock Appreciation Right), over (ii) the aggregate Appreciation Base of the Shares subject to such Stock Appreciation Right or portion thereof.

                  2.3 EXERCISABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS. Subject to the other provisions of the Plan:

                  (a) EXERCISABILITY DETERMINED BY PLAN AGREEMENT. Each Plan Agreement shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, as determined by the Committee in its discretion.

                  (b) EXERCISE OF RELATED STOCK APPRECIATION RIGHT. Unless the applicable Plan Agreement otherwise provides, a Related Stock Appreciation Right shall be exercisable at any time during the period that the related Option may be exercised.

                  (c) PARTIAL EXERCISE PERMITTED. Unless the applicable Plan Agreement otherwise provides, an Option or Stock Appreciation Right granted under the Plan may be exercised from time to time as to all or part of the full number of Shares as to which such Option or Stock Appreciation Right shall then be exercisable.

                  (d) NOTICE OF EXERCISE; EXERCISE DATE.

                           (i) An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.6.

                           (ii) Unless the applicable Plan Agreement otherwise provides, or the Committee in its sole discretion otherwise determines, the date of exercise of an Option or Stock Appreciation Right shall be the date the Company receives such written notice of exercise and payment.

                  2.4 EXERCISE OF OPTIONS.

                  (a) TENDER DUE UPON NOTICE OF EXERCISE. Unless the applicable Plan Agreement otherwise provides or the Committee in its sole discretion otherwise determines, any notice of exercise of an Option shall be accompanied by payment of the full purchase price for the Shares being purchased.

                  (b) MANNER OF PAYMENT. Payment of the Option Exercise Price shall be made in any combination of the following:

                           (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee);

                           (ii) by personal check (subject to collection), which may in the Committee's discretion be deemed conditional;

                           (iii) if and to the extent provided in the applicable Plan Agreement or with the consent of the Committee in its sole discretion, by delivery of previously acquired Shares owned by the grantee for at least six months (or such other period as the Committee may prescribe) having a Fair Market Value (determined as of the Option exercise date) equal to the portion of the Option exercise price being paid thereby, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16 of the Act and does not require any Consent (see below);

                           (iv) if and to the extent provided in the applicable Plan Agreement or with the consent of the Committee in its sole discretion, by withholding Shares from the Shares otherwise issuable pursuant to the exercise of the Option, where the amount attributable to any Share so withheld shall be equal to the difference between the Fair Market Value of the Share (determined as of the Option exercise date) and the Option Exercise Price; and

                           (v) with the consent of the Committee in its sole discretion, by the full recourse promissory note and agreement of the grantee providing for payment with interest on the unpaid balance accruing at a rate not less than that needed to avoid the imputation of income under terms of the Code and upon such terms and conditions as the Committee may determine.

                  (c) CASHLESS EXERCISE. Payment in accordance with Section 2.6(b) may be deemed to be satisfied, if and to the extent provided in the applicable Plan Agreement or with the consent of the Committee in its sole discretion, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Shares acquired upon exercise to pay for all of the Shares acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise; PROVIDED, that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16 of the Act and does not require any Consent.

                  (d) ISSUANCE OF SHARES. As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Section 4.2, deliver to the grantee one or more certificates for the Shares so purchased, which certificates may bear such legends as the Company may deem appropriate concerning restrictions on the disposition of the Shares in accordance with applicable securities laws, rules and regulations or otherwise.

                  2.5 EXERCISE OF RELATED STOCK APPRECIATION RIGHTS.

                  (a) Payment due to the grantee upon exercise of a Stock Appreciation Right shall be made in cash and/or in Shares (valued at the Fair Market Value thereof as of the date of exercise) as determined by the Committee in its sole discretion.

                  (b) Upon any exercise of a Related Stock Appreciation Right or any portion thereof, the number of Shares subject to the related Option shall be reduced by the number of Shares in respect of which such Stock Appreciation Right shall have been exercised.

                  2.6 TERMINATION OF EMPLOYMENT. Subject to the other provisions of the Plan and unless the applicable Plan Agreement otherwise provides, all Options and Stock Appreciation Rights granted to a grantee shall terminate upon the grantee's ceasing to perform services (whether as an employee or otherwise) for the Company and all Affiliates.

                  2.7 SPECIAL ISO REQUIREMENTS. In order for a grantee to receive special tax treatment with respect to stock acquired under an Option intended to be an Incentive Stock Option, the grantee of such Option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such Option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code Section 424(f)), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies. Notwithstanding any other provision of the Plan, no Plan Agreement shall permit an Incentive Stock Option to be exercisable more than ten years after the date of grant. The aggregate Fair Market Value (as of the effective date of grant of Incentive Stock Options) of Shares with respect to which Incentive Stock Options granted to a grantee under the Plan are exercisable for the first time by such grantee during any calendar year shall not exceed $100,000. If an Option granted under the Plan is intended to be an Incentive Stock Option, and if the grantee, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the Option Exercise Price shall in no event be less than one hundred ten percent (110%) of the Fair Market Value on the date of such grant and (ii) such Option shall not be exercisable after the expiration of five years after the date such Option is granted.

                   ARTICLE 3. AWARDS OTHER THAN STOCK OPTIONS
                          AND STOCK APPRECIATION RIGHTS

                  3.1 RESTRICTED STOCK AWARDS.

                  (a) GRANT OF AWARDS. The Committee may grant Restricted Stock Awards under the Plan, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. The vesting of a Restricted Stock Award granted under the Plan may be conditioned upon the completion of a specified period of employment with the Company or any Affiliate, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

                  (b) PAYMENT. Each Plan Agreement with respect to a Restricted Stock Award shall set forth the amount (if any) to be paid by the grantee with respect to such award. If a grantee makes any payment in respect of a Restricted Stock Award which does not vest, appropriate payment may be made to the grantee following the forfeiture of such Restricted Stock Award on such terms and conditions as the Committee may determine.

                  (c) FORFEITURE UPON TERMINATION OF EMPLOYMENT. Unless the applicable Plan Agreement otherwise provides or the Committee otherwise determines, (i) if a grantee's employment or other provision of service terminates for any reason (including death) before all of his Restricted Stock Awards have vested, the unvested portion of such Restricted Stock Awards shall terminate and expire upon such termination, and (ii) in the event any condition to the vesting of Restricted Stock Awards is not satisfied within the period of time permitted therefor, such unvested Shares shall be returned to the Company.

                  (d) ISSUANCE OF SHARES. The Committee may provide that one or more Share certificates representing Restricted Stock Awards shall, on the date of the Restricted Stock Award, be registered in the grantee's name and bear an appropriate legend specifying that such Shares are not transferable and are subject to the terms and conditions of the Plan and the applicable Plan Agreement, or that no such Share certificate shall be issued by the Company on behalf of the grantee until such Shares vest, all on such terms and conditions as the Committee may determine. Unless the applicable Plan Agreement otherwise provides, no Share issued pursuant to a Restricted Stock Award may be assigned, transferred, otherwise encumbered or disposed of by the grantee until such Share has vested in accordance with the terms of the applicable Plan Agreement. Subject to the provisions of Section 4.2, as soon as practicable after any Restricted Stock Award shall vest, the Company shall issue or reissue to the grantee (or to the grantee's designated beneficiary in the event of the grantee's death) one or more certificates for the Shares represented by such Restricted Stock Award.

                  (e) GRANTEES' RIGHTS REGARDING RESTRICTED STOCK. Unless the applicable Plan Agreement otherwise provides, in respect of a Restricted Stock Award for which a certificate for Shares was registered in the grantee's name,
(i) the grantee may vote and receive dividends on such Shares; and (ii) any Shares distributed with respect to such Shares shall be subject to the same restrictions as such Shares, as set forth in the applicable Plan Agreement.

                            ARTICLE 4. MISCELLANEOUS

                  4.1 AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.

                  (a) PLAN AMENDMENTS. The Board may, without stockholder approval, at any time and from time to time, suspend, discontinue or amend the Plan in any respect whatsoever, except that no such amendment shall impair any rights under any award theretofore made under the Plan without the consent of the grantee of such award. Furthermore, except as and to the extent otherwise permitted by this Plan, no such amendment shall, without stockholder approval:

                           (i) materially increase the benefits accruing to grantees under the Plan;

                           (ii)     increase beyond the amounts set forth in
                                    Section 1.5 the number of Shares in respect of which awards may be issued under the Plan;

                           (iii)    increase beyond the amounts set forth in
                                    Section 1.5 the maximum number of Shares which may he made subject to awards to an individual;

                           (iv) modify the designation in Section 1.3 of the classes of persons eligible to receive awards under the Plan;

                           (v) extend the term of the Plan beyond the period set forth in Section 4.14.

                  (b) AWARD MODIFICATIONS. Subject to the terms and conditions of the Plan, the Committee may amend an outstanding Plan Agreement with a grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an award may vest or become exercisable and/or (ii) extend the scheduled termination or expiration date of the award and/or defer the delivery of cash or Shares upon exercise of an Option or Stock Appreciation Right, with delivery to be made later in the form of either installments or a single delivery; PROVIDED, however, that no modification having a material adverse effect upon the interest of a grantee in respect of an award shall be made without the consent of such grantee.

                  4.2 RESTRICTIONS.

                  (a) CONSENT REQUIREMENTS. If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the acquisition, issuance or purchase of Shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

                  (b) CONSENT DEFINED. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state or local law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company or any Affiliate.

                  4.3 TRANSFERABILITY.

                  (a) Except as provided in this Section 4.3, no award granted under this Plan shall be transferable by a grantee other than by will or the laws of the descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a grantee's lifetime only by the grantee or, in the event of the grantee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the grantee under state law.

                  (b) The Committee may expressly provide in a Plan Agreement or other written form of consent that a grantee may transfer a Nonqualified Stock Option to his spouse or lineal descendants ("Family Members"), or a trust for the exclusive benefit of Family Members, or a partnership or other entity affiliated with the grantee that may be approved by the Committee. Subsequent transfers of any such Nonqualified Stock Option shall be prohibited except in accordance with this Section 4.3(b). All terms and conditions of any such Nonqualified Stock Option, including provisions relating to the termination of the grantee's employment or service with the Company and its Affiliates, shall continue to apply following a transfer made in accordance with this Section 4.3(b).

                  (c) Any award made under this Plan may provide that all or any part of the Shares that are to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, or upon the vesting of Shares issued pursuant to a Restricted Stock Award, may be subject to further restrictions upon transfer.

                  4.4 WITHHOLDING TAXES.

                  (a) Whenever Shares are to be delivered pursuant to an award, the Committee may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan (whether upon the exercise of a Stock Appreciation Right or otherwise), the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any Shares under the Plan.

                  (b) Without limiting the generality of the foregoing, (i) a grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted Shares owned by the grantee for at least six months (or such other period as the Committee may determine) having a Fair Market Value (determined as of the date of such delivery) equal to all or part of the amount to be so withheld; PROVIDED, that the Committee may require, as a condition of accepting any such delivery, the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16 of the Act and (ii) the Committee may permit any such delivery to be made by withholding Shares from the Shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such withholding obligation arose.

                  4.5 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If and to the extent specified by the Committee, the number of Shares which may be issued pursuant to awards under the Plan, the maximum number of Shares subject to awards which may be granted to any one person in any calendar year, the number of Shares subject to any award, the Option Exercise Price and Appreciation Base in respect of awards previously granted under the Plan, and the amount payable by a grantee in respect of an award, shall be appropriately adjusted (as the Committee may determine) for any change in the number of issued Shares resulting from the subdivision or combination of Shares or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other change in such Shares effected without receipt of consideration by the Company; PROVIDED, that any awards covering fractional Shares resulting from any such adjustment shall be eliminated; and PROVIDED, further, that each Incentive Stock Option granted under the Plan shall not be adjusted in a manner that would cause such Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Code Section 422. Adjustments under this Section 4.5 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

                  4.6 RIGHT OF DISCHARGE RESERVED. Nothing in the Plan or in any Plan agreement shall confer upon any person the right to continue in the employment of the Company or an Affiliate or affect any right which the Company or an Affiliate may have to terminate the employment of such person.

                  4.7 NO RIGHTS AS A STOCKHOLDER. No grantee or other person shall have any of the rights of a stockholder of the Company with respect to Shares subject to an award until the issuance of a stock certificate to him for such Shares. Except as otherwise provided in Section 4.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

                  4.8 NATURE OF PAYMENTS.

                  (a) Any and all awards or payments hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed by the grantee for the Company or its Affiliates.

                  (b) No such awards and payments shall be, unless otherwise agreed to by the Company, taken into account in computing the grantee's salary or compensation for the purposes of determining any benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate or (ii) any agreement between the Company or any Affiliate and the grantee.

                  (c) By accepting an award under the Plan, the grantee shall thereby waive any claim to continued exercise or vesting of an award or to damages or severance entitlement related to non-continuation of the award beyond the period provided herein or in the applicable Plan Agreement, notwithstanding any contrary provision in any written employment contract with the grantee, whether any such contract is executed before or after the date of the award.

                  4.9 NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan Agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the exercise by the Committee of its discretion in respect of paying either cash or Shares upon the exercise of Stock Appreciation Rights pursuant to the terms of the Plan.

                  4.10 OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any Affiliate, or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

                  4.11 EFFECT OF CHANGE IN CONTROL.

                  (a) In the event of a Change in Control, or in the event that the Board shall propose that the Company enter into a transaction that would result in a Change in Control, the Committee may in its discretion, by written notice to a grantee, provide that any one or more of the following conditions shall apply: (a) the Options or Stock Appreciation Rights shall become immediately exercisable by any grantees and/or that such Options or Stock Appreciation Rights shall terminate if not exercised prior or in connection with the Change in Control or within some other prescribed period of time, (b) such Options or Stock Appreciation Rights shall be assumed by the successor entity or parent of such successor entity, or (c) substantially equivalent options or stock appreciation rights shall be substituted by the successor entity or a parent of such successor entity. The Committee may also, in its discretion, by written notice to a grantee provide that all or some of the restrictions on any of the grantee's awards shall lapse in the event of a Change in Control and upon such terms and conditions as the Committee may determine.

                  (b) Whenever deemed appropriate by the Committee, the actions referred to in Section 4.1l(a) may be made conditional upon the consummation of the Change in Control.

                  4.12 SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

                  4.13 GOVERNING LAW. The Plan shall be governed by the laws of the State of Delaware without giving effect to any choice of laws provisions.

                  4.14 EFFECTIVE DATE AND TERM OF PLAN.

                  (a) The Plan shall be deemed adopted and become effective upon the approval thereof by the Board or such other date as the Board shall determine, subject to approval of the stockholders of the Company at the next Annual Meeting of Stockholders. The Committee may grant awards subject to the condition that this Plan shall be approved by the stockholders of the Company as set forth in the preceding sentence.

                  (b) The Plan shall terminate upon the earlier of (i) ten years after the earlier of the date on which it becomes effective or is approved by the Company's stockholders, and (ii) such date as the Board shall determine, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to such termination date shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan Agreement.

PROXY                     NEW HORIZONS WORLDWIDE,INC.                      PROXY
                          500 CAMPUS DRIVE, SUITE 200
                             MORGANVILLE, NJ 07751

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder hereby appoints each of Curtis Lee Smith, Jr., Stuart O. Smith and Thomas J. Bresnan, as proxy, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below, all shares of Common Stock of the Company held of record by the undersigned on March 27, 1998, at the Annual Meeting of Stockholders to be held on May 5, 1998, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                                       (CHANGE OF ADDRESS)

      PLEASE MARK, SIGN, DATE, DETACH AND           ____________________________
RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.  ____________________________
                                                    ____________________________
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)       (If you have written in the
                                                    above space, please mark the
                                                    corresponding oval on the
                                                    reverse side of this card.)

--------------------------------------------------------------------------------

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1. ELECTION OF DIRECTORS-
   NOMINEES: David A. Goldfinger                      For    Withhold   For All
             Richard L. Osborne                       All       All     Except
                                                      [ ]       [ ]      [ ]
   For, except vote withheld from the following nominee:

   _____________________________________________________

2. Approve and adopt 1997 Outside Directors           For      Against   Abstain
   Elective Stock Option Plan.                        [ ]       [ ]       [ ]


3. Approve and adopt Omnibus Equity Plan.             For      Against   Abstain
                                                      [ ]       [ ]       [ ]


4. In their discretion, each proxy is authorized to vote upon such other business as may properly come before the meeting.

Change of address.                                    [ ]

Attend Meeting                                        [ ]

                                          Dated:__________________________, 1998


Signature(s)____________________________________________________________________

________________________________________________________________________________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer, if a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                            YOUR VOTE IS IMPORTANT.

           PLEASE MARK, SIGN, DATE, DETACH AND RETURN THE PROXY CARD
                          USING THE ENCLOSED ENVELOPE.